                                                                   EXHIBIT 10.34

                              SIXTH AMENDMENT dated as of December 7, 2001 (this
                         "AMENDMENT") to the Credit Agreement dated as of February 12, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among USA NETWORKS, INC., a Delaware corporation ("USANi"), USANi LLC, a Delaware limited liability company (the "BORROWER"), the several banks and other financial institutions and entities from time to time parties thereto (the "LENDERS"), BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION and THE BANK OF NEW YORK, as co-documentation agents (in such capacity, the "CO-DOCUMENTATION AGENTS") and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent (in such capacity, the "COLLATERAL AGENT").

               WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower and the Issuing Bank has agreed to issue certain Letters of Credit for the account of the Borrower; and

               WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be modified or waived in the manner provided for in this Amendment, and the Lenders are willing to agree to such waivers and modifications as provided for in this Amendment.

               NOW, THEREFORE, the parties hereto hereby agree as follows:

               1. DEFINED TERMS. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement.

               2. AMENDMENTS AND WAIVERS. (a) Compliance with Sections 5.10, 5.16, 5.17, 5.18, 5.19 and 5.20 of the Credit Agreement is hereby waived to the extent required to permit the consummation of the Borrower Transaction.

        (b)    The following amendments are made to the definitions contained in
Section 1.01 of the Credit Agreement:

               (i) The definition of "CORE BUSINESS" is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

                      ""CORE BUSINESS" shall mean any of the primary businesses that USANi and its Subsidiaries and, following the completion of the Expedia Acquisition, Expedia are engaged in as of September 30, 2001 and natural extensions thereof.", and

               (ii) The definition of "GUARANTOR" is hereby amended by deleting the parenthetical therein and substituting in lieu thereof the following:

                      "(except for the Borrower, the Foreign Subsidiaries, those subsidiaries listed on Schedule 1.01(b), the Non-Material Subsidiaries and the Publicly-Traded Subsidiaries and each of their respective Subsidiaries)".

        (c) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in their proper alphabetical order:

               (i) ""BORROWER TRANSACTION" shall mean (i) the exchange or conversion (by merger, share exchange or otherwise) of all of the outstanding membership interests in the Borrower, other than the membership interests in the Borrower held by USANi, USANI Holding XI, Inc. and Home Shopping, for or into shares of USANi capital stock and (ii) the exchange or conversion (by merger, share exchange or otherwise) of all of the outstanding capital stock of Home Shopping, other than the capital stock of Home Shopping held by USANi, for or into shares of USANi capital stock.",

               (ii) ""EXPEDIA" shall mean Expedia, Inc., which, following the completion of the Expedia Acquisition, will be a majority-owned Subsidiary of USANi.",

               (iii) ""EXPEDIA ACQUISITION" shall mean the acquisition by USANi of a Controlling interest in Expedia in exchange for, among other things, newly issued shares of USANi common stock, up to 13,125,000 newly issued shares of Series A Stock and warrants to acquire shares of USANi common stock, in each case as described in the Expedia Agreement.",

               (iv) ""EXPEDIA AGREEMENT" shall mean the Amended and Restated Agreement and Plan of Recapitalization and Merger, dated as of July 15, 2001, by and among USANi, Taipei, Expedia, and the other parties thereto, and the exhibits and other attachments thereto, with such changes thereto that are not in the aggregate materially adverse to the interests of the Lenders.",

               (v) ""EXPEDIA TRANSACTIONS" shall mean the Expedia Acquisition, the NLG Payment, the Travel Channel Option, the USA Media Transaction, the MS Guarantee and such other related transactions as are described in the Expedia Agreement.",

               (vi) ""HRN" shall mean Hotel Reservations Network, Inc., a majority-owned Subsidiary of USANi.",

               (vii) ""MS GUARANTEE" shall mean USANi's agreement, in connection with the completion of the Expedia Acquisition, to Guarantee Expedia's payment obligations to Microsoft Corporation under various service agreements between Microsoft and Expedia.",

               (viii) ""NLG PAYMENT" shall mean the payment of $20 million in cash that USANi may be required to make to Expedia pursuant to the Expedia Agreement following the completion of the Expedia Acquisition as a result of the termination of USANi's agreement to acquire National Leisure Group.",

               (ix) ""PUBLICLY-TRADED SUBSIDIARIES" shall mean, collectively, HRN, Styleclick, TM and, following the completion of the Expedia Acquisition, Expedia.",

               (x) ""SERIES A STOCK" shall mean the USANi Series A cumulative convertible preferred stock, $50 per share face value, with a term of 20 years and that is entitled to quarterly dividend payments.",

               (xi) ""STYLECLICK" shall mean Styleclick, Inc., a majority-owned Subsidiary of USANi.",

               (xii) ""TAIPEI" shall mean Taipei, Inc., a Wholly Owned Subsidiary of USANi.","

               (xiii) ""TM" shall mean Ticketmaster (f/k/a Ticketmaster
                      OnlineCitySearch, Inc.), a majority-owned Subsidiary of USANi.",

               (xiv) ""TRAVEL CHANNEL OPTION" shall mean the two year option granted pursuant to the Expedia Agreement for Expedia to acquire from USANi one-third of USANi's original equity and economic interest in the travel channel cable network currently under development by USANi for a purchase price equal to one-third of the aggregate cost to date of exercise incurred by USANi and its Subsidiaries in the development of the travel channel plus interest at USANi's cost of funds (such interest not to exceed the prime rate plus 1%).",

               (xv) ""USA MEDIA" shall mean USA Media, LLC, a Wholly Owned Subsidiary of USANi.", and

               (xvi) ""USA MEDIA TRANSACTION" shall mean the transfer pursuant to the Expedia Agreement by USANi to Expedia of all of the outstanding equity of USA Media, which will have as its sole asset the right to receive at no cost to USA Media advertising, marketing and promotional time valued at $15 million per year for each of the next five years, on the various media outlets owned by USANi and its Subsidiaries, which right can only be used to promote the business of USA Media and its affiliates and their respective partners, business affiliates and suppliers.".

        (d) Section 5.01 of the Credit Agreement is hereby amended by adding the following sentence at the end of the last paragraph thereof:
"Notwithstanding anything in this Agreement to the contrary, so long as the Borrower is a Wholly Owned Subsidiary of USANi, the obligation of the Borrower to provide the Administrative Agent, the Lenders and the Issuing Bank with the financial statements of the Borrower set forth in this Section 5.01 shall cease upon the later of (i) the consummation of the Borrower Transaction and (ii) the date on which the Borrower is no longer required to file regular SEC Reports with the Securities and Exchange Commission.".

        (e)    Section 5.07 of the Credit Agreement is hereby amended by:

               (i) in clause (h) thereof, deleting the reference therein to "$35,000,000" and replacing it with a reference to "$70,000,000",

               (ii) deleting clause (m) thereof in its entirety and replacing it with the following: "Indebtedness of any Subsidiary (other than the Publicly-Traded Subsidiaries and each of their respective Subsidiaries) that is not a Guarantor to the Borrower, USANi or any Guarantor in an aggregate principal amount (together with all such other outstanding Indebtedness of such Subsidiaries and Investments outstanding under Section 5.19(h)) at any time outstanding not in excess of $300,000,000;",

               (iii)  deleting "and" at the end of clause (o) thereof, and

               (iv) deleting the period at the end of clause (p) thereof and substituting the following therefor: "; (q) the MS Guarantee; and (r) Indebtedness of the Publicly-Traded Subsidiaries and each of their respective Subsidiaries to the Borrower, USANi or any Guarantor in an aggregate principal amount (together with all such other outstanding Indebtedness of such Persons and Investments outstanding under Section 5.19(j)) at any time outstanding not in excess of $500,000,000.".

        (f) Section 5.10 of the Credit Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following: "Nothing in this Section 5.10 shall prohibit USANi, the Borrower or any Guarantor from complying with the provisions of the Investment Agreement, the agreements listed on Schedule 5.17 and the Expedia Agreement.".

        (g)    Section 5.16 of the Credit Agreement is hereby amended by:

               (i)    adding the following at the beginning of clause (a):
                      "except to consummate a transaction expressly permitted by
                      Section 5.17 or 5.20,", and

               (ii) adding the following immediately after "PROVIDED, HOWEVER, that none of the foregoing transactions shall be permitted if a Default or an Event of Default has occurred and is continuing or would result from the consummation of any such transaction": ", and PROVIDED FURTHER, HOWEVER, that, for purposes of this Section 5.16, none of the Publicly-Traded Subsidiaries or any of their respective Subsidiaries shall be considered a Material Subsidiary or a Subsidiary constituting part of a Material Subsidiary Group.".

        (h)    Section 5.17 of the Credit Agreement is hereby amended by:

               (i) deleting "and" at the end of clause (i) thereof and replacing the period at the end of clause (j) thereof with "; and (k) the sale or other disposition of the rights of USANi and/or one or more of its Subsidiaries as required by the Expedia Agreement, including with respect to the Travel Channel Option, the USA Media Transaction and the NLG Payment.", and

               (ii)   adding the following at the end of such Section:
                      "Notwithstanding the foregoing, for purposes of this
                      Section 5.17, none of the Publicly-Traded Subsidiaries or any of their respective Subsidiaries shall be considered a Credit Party, a Material Subsidiary or a Subsidiary constituting part of a Material Subsidiary Group.".

        (i)    Section 5.18(a) of the Credit Agreement is hereby amended by:

               (i) in clause (i) thereof, adding the following immediately after "except that USANi": "and the Publicly-Traded Subsidiaries",

               (ii) in clause (i) thereof, deleting the reference therein to "$300,000,000" and replacing it with a reference to "$500,000,000",

               (iii) in clause (i) thereof, replacing "redeem shares of its capital stock" with "redeem shares of their respective capital stock",

               (iv) in clause (i) thereof, adding the following before the ";" at the end of such clause: "; PROVIDED that none of an Investment made pursuant to Section 5.19(j), the consummation of the Travel Channel Option, the consummation of the USA Media Transaction or the conversion or redemption of the Series A Stock in accordance with its terms shall constitute a repurchase, redemption or acquisition for purposes of this clause (i)", and

               (v) in clause (ii) thereof, deleting "and" at the end of clause (B) thereof and replacing it with a "," and inserting the following at the end of clause (C) thereof:
                      ", (D) USANi may declare, make and pay (whether in cash or shares of its capital stock, at USANi's option) dividends on the Series A Stock in accordance with the terms thereof, (E) USANi and any of its Subsidiaries may declare, make and pay and agree to declare make and pay dividends or other distributions consisting solely of capital stock and/or rights to acquire capital stock of the Person declaring, making or paying or agreeing to declare make or pay such dividend or other distribution,
                      (F) any Subsidiary of any of the Publicly-Traded Subsidiaries may declare, make or pay or agree to declare make or pay dividends or other distributions to its stockholders, and (G) in addition to the matters specified in clauses (A) through (F) above, USANi and any of its Subsidiaries may declare, make and pay cash dividends on shares of its respective capital stock in an aggregate annual amount of up to $2,000,000."

        (j)    Section 5.19 of the Credit Agreement is hereby amended by:

               (i) in clause (e) thereof, deleting the reference therein to "$300,000,000" and replacing it with a reference to "$750,000,000",

               (ii) in clause (h) thereof, deleting the reference therein to "$200,000,000" and replacing it with a reference to "$500,000,000", deleting the first parenthetical therein in its entirety and replacing it with the following:
                      "(excluding the Publicly-Traded Subsidiaries and each of their respective Subsidiaries)", and inserting the following immediately prior to "not to exceed $500,000,000": "outstanding",

               (iii)  deleting "and" at the end of clause (i) thereof,

               (iv) deleting clause (j) thereof in its entirety and replacing it with the following: " (j) Investments made after the Effective Date in the Publicly-Traded Subsidiaries and any of their respective Subsidiaries in an aggregate outstanding amount not to exceed $500,000,000; PROVIDED that any such Investment is evidenced by an intercompany note", and

               (v) inserting the following after clause (j) thereof: "; (k) the MS Guarantee; and (l) in connection with the Expedia Acquisition and immediately following the merger of Taipei with and into Expedia, the contributions of the Travel Channel Option and the outstanding equity of USA Media to Expedia.".

        (k)    Section 5.20 of the Credit Agreement is hereby amended by:

               (i) in clause (a) thereof, deleting the reference therein to "$200,000,000" and replacing it with a reference to "$500,000,000",

               (ii) in clause (b) thereof, adding the following immediately after "solely of capital stock": ", and/or rights to acquire capital stock,", and

               (iii) deleting "and" at the end of clause (c) thereof and replacing the period at the end of clause (d) thereof with "; and (e) the Expedia Acquisition.".

        (l)    Section 5.25 of the Credit Agreement is hereby amended by:

               (i) in clause (a) thereof, adding the following at the end of the last sentence of such Section: "; PROVIDED that, notwithstanding the foregoing, neither USANi nor the Borrower will be required to comply with this Section 5.25(a) with respect to any of the Publicly-Traded Subsidiaries or any of their respective Subsidiaries unless and until such Person becomes a Wholly Owned Subsidiary of USANi", and

               (ii) in clause (b) thereof, adding the following at the end of the last sentence of such Section: "; PROVIDED that, notwithstanding the foregoing, neither USANi nor the Borrower will be required to comply with this Section 5.25(b) with respect to any of the Publicly-Traded Subsidiaries or any of their respective Subsidiaries unless and until such Person becomes a Wholly Owned Subsidiary of USANi.".

        (m) Set forth on Schedule I hereto is a true and complete list of each Guarantor as of the date hereof.

               3. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended, waived, modified or supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

               4. REPRESENTATIONS AND WARRANTIES. Each of USANi and the Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders as of the date hereof and as of the Amendment Effective Date (as defined below) as follows:

        (a)    No Default or Event of Default has occurred and is continuing.

        (b) The execution, delivery and performance by each of USANi and the Borrower of this Amendment are within the scope of its corporate or company powers, and have been duly authorized by all necessary corporate, company and, if required, stockholder or member action on the part of each of them, and no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution or delivery of this Amendment by either of them or for the validity or enforceability of this Amendment. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of USANi and the Borrower, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        (c) All representations and warranties of USANi and the Borrower contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

               5. EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") that the following conditions precedent are satisfied in full:

        (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by USANi, the Borrower and the Required Lenders; and

        (b) The Administrative Agent shall have received such opinions and certificates from USANi and the Borrower and their counsel as it may reasonably request in form reasonably satisfactory to its counsel.

               6. EXPENSES. The Borrower agrees to reimburse the Administrative Agent and the Collateral Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

               7. GOVERNING LAW; COUNTERPARTS. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

        (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                      USA NETWORKS, INC.,

                                         by
                                            /s/ William J. Severance
                                            ------------------------------------
                                            Name: William J. Severance
                                            Title: Vice President and Controller

                                      USANi LLC,

                                         by
                                            /s/ William J. Severance
                                            ------------------------------------
                                            Name:  William J. Severance
                                            Title: Vice President and Controller

                                      JPMORGAN CHASE BANK

                                         by
                                            /s/ Peter B. Thauer
                                            ------------------------------------
                                            Name: Peter B. Thauer
                                            Title: Vice President

                                      ABN AMRO BANK NV

                                         by
                                            /s/ David Carrington
                                            ------------------------------------
                                            Name: David Carrington
                                            Title: Group Vice President

                                         by
                                            /s/ Bryan Matthews
                                            ------------------------------------
                                            Name: Bryan Matthews
                                            Title: Corporate Banking Officer

                                      BNP PARIBAS

                                         by
                                            /s/ Ben Todres
                                            ------------------------------------
                                            Name: Ben Todres
                                            Title: Director
                                                   Media & Telecom Finance
                                         by
                                            /s/ Serge Desrayaud
                                            ------------------------------------
                                            Name: Serge Desrayaud
                                            Title: Head of Asset Managment
                                                   Media & Telecom Finance

                                      BANK OF AMERICA, N.A.

                                         by
                                            /s/ Thomas J. Kane
                                            ------------------------------------
                                            Name: Thomas J. Kane
                                            Title: Principal

                                      THE BANK OF NEW YORK COMPANY, INC.

                                         by
                                            /s/ James W. Whitaker
                                            ------------------------------------
                                            Name: James W. Whitaker
                                            Title: Authorized Signer

                                      THE BANK OF NOVA SCOTIA

                                         by
                                            /s/ Brenda S. Insull
                                            ------------------------------------
                                            Name: Brenda S. Insull
                                            Title: Authorized Signatory

                                      CFP CAPITAL CORPORATION

                                      (f/k/a Banque Worms Capital Corporation)

                                         by
                                            /s/ Dominique Picon
                                            ------------------------------------
                                            Name: Dominique Picon
                                            Title: CEO

                                      CREDIT INDUSTRIEL ET COMMERCIAL

                                         by
                                            /s/ Eric Dulot
                                            ------------------------------------
                                            Name: Eric Dulot
                                            Title: Vice President
                                         by
                                            /s/ Eric Longuet
                                            ------------------------------------
                                            Name: Eric Longuet
                                            Title: Vice President

                                      DAI-ICHI KANGYO BANK, LIMITED

                                         by
                                            /s/ Yudesh Sohan
                                            -----------------------------------
                                            Name: Yudesh Sohan
                                            Title: Credit Officer

                                      FIRST HAWAIIAN BANK

                                         by
                                            /s/ Shannon Sansevero
                                            ------------------------------------
                                            Name: Shannon Sansevero
                                            Title: Media Finance Officer

                                      FLEET NATIONAL BANK

                                         by
                                            /s/ Manuel Bergueno
                                            ------------------------------------
                                            Name: Manuel Bergueno
                                            Title: Vice President

                                      UNION BANK OF CALIFORNIA

                                         by
                                            /s/ Jenny Dongo
                                            ------------------------------------
                                            Name: Jenny Dongo
                                            Title: Vice President

                                      WELLS FARGO BANK, NA

                                         by
                                            /s/ Glen P. Cummings
                                            ------------------------------------
                                            Name: Glen P. Cummings
                                            Title: Senior Vice President

                                   SCHEDULE I

                                   Guarantors

---------------------------------------------    -----------------------------
NAME                                                          JURISDICTION
---------------------------------------------    -----------------------------
Home Shopping Network, Inc.                                     Delaware
---------------------------------------------    -----------------------------
USANi Sub LLC                                                   Delaware
---------------------------------------------    -----------------------------
USAi Sub, Inc.                                                  Delaware
---------------------------------------------    -----------------------------
HSN, LP                                                         Delaware
---------------------------------------------    -----------------------------
National Call Center LP                                         Delaware
---------------------------------------------    -----------------------------
HSN Capital LLC                                                 Delaware
---------------------------------------------    -----------------------------
HSN Fulfillment LLC                                             Delaware
---------------------------------------------    -----------------------------
HSN Realty LLC                                                  Delaware
---------------------------------------------    -----------------------------
HSN of Nevada LLC                                               Delaware
---------------------------------------------    -----------------------------
New-U Studios Holdings, Inc.                                    Delaware
---------------------------------------------    -----------------------------
HSN General Partner LLC                                         Delaware
---------------------------------------------    -----------------------------
Studios USA LLC                                                 Delaware
---------------------------------------------    -----------------------------
USA Networks Partner LLC                                        Delaware
---------------------------------------------    -----------------------------
USA Cable (New York General Partnership)                        New York
---------------------------------------------    -----------------------------
Studios USA Television LLC                                      Delaware
---------------------------------------------    -----------------------------
Studios USA First-Run Television LLC                            Delaware
---------------------------------------------    -----------------------------
Studios USA Pictures LLC                                        Delaware
---------------------------------------------    -----------------------------
Studios USA Programming LLC                                     Delaware
---------------------------------------------    -----------------------------
Studios USA Talk Productions LLC                                Delaware
---------------------------------------------    -----------------------------
Studios USA Talk Television LLC                                 Delaware
---------------------------------------------    -----------------------------
Studios USA Pictures Development LLC                            Delaware
---------------------------------------------    -----------------------------
Studios USA Television Distribution LLC                         Delaware
---------------------------------------------    -----------------------------
Studios USA Talk Video LLC                                      Delaware
---------------------------------------------    -----------------------------
New-U Pictures Facilities LLC                                   Delaware
---------------------------------------------    -----------------------------